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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 18, 2005

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-23377                13-3699013
-----------------------------  ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


      1 Rockefeller Plaza, Suite 400 New York, New York        10020-2002
      -------------------------------------------------        ----------
           (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number Including Area Code:  (212) 218-2800
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION  2  -  FINANCIAL  INFORMATION

ITEM  2.02  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

On January 18, 2005, the registrant issued an earnings release related to its quarterly period ended December 31, 2004 and the text of that announcement is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Section 2, Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS


(c)  Exhibits

     Exhibit  No.     Description

         99.1         Press  Release  dated  January  18,  2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     INTERVEST  BANCSHARES  CORPORATION


Date:  January  18,  2005           By:  /s/  Lowell S. Dansker
                                         ----------------------
                                         LOWELL  S.  DANSKER,
                                         VICE  CHAIRMAN, PRESIDENT AND TREASURER
                                        (Principal  Executive  Officer  and
                                            Principal  Financial  Officer)

                                INDEX TO EXHIBITS

          Exhibit No.     Description
          -----------     -----------

          99.1            Press Release dated January 18, 2005


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